THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.
------------------------------------------------------------------------------

Number of Shares: 200,000 (on a post-split basis, subject to vesting and subject to adjustment)
Date of Issuance:  July 6, 2006

                       MULTI LINK TELECOMMUNICATIONS, INC.

                              Common Stock Warrant

      Multi Link Telecommunications, Inc. (the "Company"), for value received, hereby certifies that Brian P. Alleman, or his registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof and on or before the Expiration Date (as defined in Section 6 below), up to 200,000 (subject to vesting and as adjusted from time to time pursuant to the provisions of this Warrant) of Common Stock of the Company, at a purchase price (as defined in
Section 1 below). The shares purchasable upon exercise of this Warrant and the purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are sometimes hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

      1. Purchase Price. The exercise price (the "Purchase Price") shall be equal to the current fair market value per share of the Company's Common Stock of $2.55, subject to adjustment as provided in this Warrant.

      2.    Exercise.

            (a) Vesting. So long as Brian P. Alleman continues to serve on the Board of Directors of the Company, 1/24th of the total number of Warrant Shares shall vest on the one month anniversary of July 14, 2006 and an additional 1/24th of the total number of Warrant Shares shall vest each month thereafter.

            (b) Manner of Exercise. This Warrant may be exercised by the Registered Holder, subject to the vesting schedule set forth in Section 2(a) above, in whole or in part, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise. The Purchase Price may be paid by cash, check, wire transfer or by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Registered Holder.

            (c) Effective Time of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 2(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 2(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

            (d) Net Issue Exercise.

                  (i) In lieu of exercising this Warrant in the manner provided above in Section 2(a), the Registered Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election on the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or such Registered Holder's duly authorized attorney, in which event the Company shall issue to holder a number of shares of Common Stock computed using the following formula:

                        X =   Y (A - B)
                              ---------
                                  A
Where X = The number of shares of Common Stock to be issued to the Registered Holder.

            Y = The number of shares of Common Stock purchasable under this Warrant (at the date of such calculation).

            A = The fair market value of one share of Common Stock (at the date of such calculation).

            B = The Purchase Price (as adjusted to the date of such calculation).

                  (ii) For purposes of this Section 2(c), the fair market value of one share of Common Stock on the date of calculation shall mean:

                        (A) if the exercise is in connection with an initial public offering of the Company's Common Stock, and if the Company's Registration Statement relating to such public offering has been declared effective by the Securities and Exchange Commission, then the fair market value of Common Stock shall be the initial "Price to Public" per share specified in the final prospectus with respect to the offering; or

                        (B) if (A) is not applicable, the fair market value shall be at the highest price per share which the Company could obtain on the date of calculation from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors, unless the Company is at such time subject to an acquisition as described in Section 7(b) below, in which case the fair market value per share of Common Stock shall be deemed to be the value of the consideration per share received by the holders of such stock pursuant to such acquisition.

            (e) Delivery to Holder. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

                  (i) a certificate or certificates for the number of Warrant Shares to which such Registered Holder shall be entitled, and

                 (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 2(a) above.

      3.    Adjustments.

            (a) Stock Splits and Dividends. If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

            (b) Reclassification, Etc. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 3(a); and in each such case, the terms of this Section 3 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

            (c) Adjustment Certificate. When any adjustment is required to be made in the number of Warrant Shares or the Purchase Price pursuant to this
Section 3, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

      4.    Transfers.

             (a) Unregistered Security. Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (i) an effective registration statement under the Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Shares issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

            (b) Transferability. Subject to the provisions of Section 4(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.

            (c) Warrant Register. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to the Company requesting such change.

      5. Representations of Registered Holder. The Registered Holder hereby represents and warrants to the Company that:

            (a) Purchase Entirely for Own Account. The Warrant and Warrant Shares (collectively, the "Securities") will be acquired for investment for the Registered Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), and that the Registered Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Registered Holder further represents that the Registered Holder does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Registered Holder has not been formed for the specific purpose of acquiring any of the Securities.

            (b) Knowledge. The Registered Holder is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.

            (c) Restricted Securities. The Registered Holder understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Registered Holder's representations as expressed herein. The Registered Holder understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Registered Holder must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Registered Holder acknowledges that the Company has no obligation to register or qualify the Securities for resale. The Registered Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Registered Holder's control, and which the Company is under no obligation and may not be able to satisfy.

            (d) No Public Market. The Registered Holder understands that no public market now exists for any of the securities issued by the Company, that the Company has made no assurances that a public market will ever exist for the Securities.

            (e) Legends. The Registered Holder understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

                  (i) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

                  (ii) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

            (f) Accredited Investor. The Registered Holder is an accredited investor as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

      6. Term of Warrant. Subject to the other terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time on or after the date hereof and at or prior to 11:59 p.m., local time in Norcross, Georgia, U.S.A., on July 5, 2016 (the "Expiration Date").

      7. Notices of Certain Transactions. In case:

            (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

            (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

            (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

      8. Reservation of Stock. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

      9. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

      10. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

      11. Notices. Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight
(48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

      12. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

      13. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

      14. Amendment or Waiver. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

      15. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

      16. Governing Law. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

                            [signature page follows]

                                    MULTI LINK TELECOMMUNICATIONS, INC.


                                    By:
                                         -------------------------
                                      Philip S. Pesin, Chairman & CEO

                                    Address: 5555 Triangle Parkway,
                                             Suite 300
                                             Norcross, Georgia 30092
                                             Fax: (678) 282-1703
AGREED AND ACCEPTED:

REGISTERED HOLDER


By: ______________________
     Brian P. Alleman

Address:

         -----------------------

         -----------------------

Fax:     ------------------------

                                    EXHIBIT A

                             PURCHASE/EXERCISE FORM


To:   Multi Link Telecommunications, Inc.       Dated:________________________

      The undersigned, pursuant to the provisions set forth in the attached Warrant No. __, hereby irrevocably elects to (a) purchase _____ shares of the Common Stock covered by such Warrant and herewith makes payment of $ _________, representing the full purchase price for such shares at the price per share provided for in such Warrant, or (b) exercise such Warrant for _______ shares purchasable under the Warrant pursuant to the Net Issue Exercise provisions of
Section 2(d) of such Warrant.

      The undersigned acknowledges that it has reviewed the representations and warranties contained in Section 5 of the Warrant and by its signature below hereby makes such representations and warranties to the Company.



                                            Signature:
                                                      --------------------------

                                            Name (print):
                                                         -----------------------

                                            Title (if applic.)
                                                              ------------------

                                            Company (if applic.):
                                                                 ---------------

                                    EXHIBIT B

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, to:

      Name of Assignee             Address/Fax Number         No. of Shares






Dated:_________________             Signature:
                                              --------------------------

                                              --------------------------

                                    Witness:
                                              --------------------------